Share-based Payments (Details Textual) - USD ($) $ in Thousands	1 Months Ended	6 Months Ended
	Jan. 31, 2018	Jun. 30, 2018
Share-based Payments (Textual)
Options to purchase ordinary shares	1,170
Description of options exercise term	The options have an exercise price equals to NIS 1 per one ordinary share, and were fully vested at the date of grant. The options are exercisable for 7 years from grant date.
Fair value of options		$ 431
Fair value expense		431
Key management personnel		$ 402